NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

INDIA FUND

GREATER CHINA FUND

GLOBAL EQUITY INCOME FUND

GLOBAL EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED MARCH 30, 2012

TO THE PROSPECTUS DATED JANUARY 27, 2012

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 27, 2012, and other supplements.

With effect from April 1, 2012, the disclosures and chart below replace similar disclosures and chart under the heading “Global Equity Income Fund” on page 21 of the Prospectus:

Investment Advisor

NAM USA is the investment advisor for the Global Equity Income Fund. NAM USA has retained Nomura Asset Management U.K. Limited (“NAM UK”) and Nomura Asset Management Singapore Limited (“NAM Singapore”) to act as sub-advisors to the Global Equity Income Fund. The execution of portfolio transactions will be made by NAM USA and affiliated sub-advisors (including NAM UK and NAM Singapore) in the regions in which the securities are traded.

Portfolio Managers

Two individuals at NAM UK share primary responsibility for managing the Global Equity Income Fund.

Portfolio Manager	Title	Service with NAM Tokyo	Service with NAM UK	Service with Global Equity Income Fund
Hideyuki Aoki (Lead)	Chief Fund Manager	1989 – April 2012	April 2012 - present	2008 - present
Yoshiaki Saito	Senior Portfolio Manager	1998 – April 2012	April 2012 - present	2010 - present

With effect from April 1, 2012, the disclosure and chart below replace similar disclosures and chart under the heading “International Equity Fund” contained within the section entitled “Portfolio Managers” on page 33 of the Prospectus:

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Manager	Title	Service with NAM UK	Service with International Equity Fund
Emmanuel Raymond	Lead Portfolio Manager	2008 - present	2009 - present
Michael Russell	Portfolio Manager	2005 - present	April 2012 - present

With effect from April 1, 2012, the disclosures below replace similar disclosures following the caption “Global Equity Income Fund” on page 42 of the Prospectus:

INVESTMENT ADVISOR AND SUB-ADVISORS

NAM USA is the Global Equity Income Fund’s investment advisor and NAM UK and NAM Singapore are the sub-advisors. The execution of portfolio transactions will be made by affiliated advisors (including NAM USA, NAM UK and NAM Singapore) in the regions in which the securities trade.

Principal Investment Strategies

Under normal circumstances, the Global Equity Income Fund will invest at least 80% of its assets in equity securities. The Global Equity Income Fund seeks to focus on income-producing equity securities, such as common and preferred dividend-paying stocks and REITs. The Global Equity Income Fund may invest in other types of securities and invests in U.S. and non-U.S. issuers.

NAM UK’s investment philosophy for the Global Equity Income Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value. NAM UK seeks above average market returns by investing in companies that generate cash and produce attractive levels of dividend income, and which are, in the opinion of NAM UK, undervalued or inexpensive relative to other similar investments.

NAM UK aims to deliver above average market returns in the mid- to long-term by capturing income and capital gains. NAM UK conducts quantitative screening of liquid stocks around the world, focusing on dividend yield, profitability, and past track record in increasing dividends. Then, NAM UK considers qualitative factors such as risk of dividend reduction, industry competitiveness, and sustainability of revenue growth. NAM UK considers sector and regional diversification in constructing the portfolio. NAM UK believes a disciplined stock selection process allows it to find value amongst companies of all sizes.

Under normal market conditions, the Global Equity Income Fund will invest significantly (at least 40% of its assets – unless market conditions are not deemed favorable by NAM UK, in which case the Global Equity Income Fund would invest at least 30% of its assets) in non-U.S. companies. Non-U.S. companies are broadly defined to include any entity that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

•	50% or more of its assets are located in a country other than the United States

•	50% or more of its revenues are derived from outside of the United States

The Global Equity Income Fund may invest in companies domiciled in any country that NAM UK believes to be appropriate to the Global Equity Income Fund’s investment objective, including emerging market countries. The Global Equity Income Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Global Equity Income Fund also may invest a substantial amount of its assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries. The Global Equity Income Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on NAM UK’s ongoing assessment of market opportunities for the Global Equity Income Fund.

NAM UK, on behalf of the Global Equity Income Fund, may engage in active and frequent trading in seeking to achieve the Global Equity Income Fund’s investment objective. The Global Equity Income Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

With effect from April 1, 2012, the disclosures below replaces similar disclosures following the caption “The Sub-Advisors” on pages 61 and 62 of the Prospectus:

Nomura Asset Management Co., Ltd.

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Tokyo to act as a sub-advisor for The Japan Fund and Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Tokyo, NAM Tokyo has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the portfolio of The Japan Fund and, upon request, may provide stock selection or other services including research or order execution for the portfolio of the Global Equity Income Fund.

NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, provides investment advisory services to institutional clients and collective investment vehicles (such as Japanese investment trusts, U.S. closed-end investment companies, and other pooled vehicles). Its client base includes Japanese and international pension plans, government agencies and other institutions. NAM Tokyo was established in 1997 through the merger of Nomura Securities Investment Trust Co., Ltd. and Nomura Investment Trust Co., Ltd. NAM Tokyo was originally formed as Nomura Securities Investment Trust Co., Ltd. in 1959. Accounts managed by NAM Tokyo had combined assets under management as of November 30, 2011, of approximately $277.9 billion.

Nomura Asset Management Singapore Limited

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Singapore, a wholly-owned subsidiary of NAM Tokyo, to act as a sub-advisor for the Asia Pacific ex Japan Fund, the India Fund and the Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Singapore, NAM Singapore has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Asia Pacific ex Japan Fund’s portfolio and the India Fund’s portfolio, and will approve or reject recommendations and place orders relating to the Asia portfolio of the Global Equity Income Fund. NAM Singapore, a Singaporean corporation with its principal office located at 10 Marina Boulevard, Marina Bay Financial Centre Tower 2, # 33-03, Singapore 018983, provides investment advisory services for South East Asian and international clients. Nomura Capital Management (Singapore) Pte Ltd., the predecessor firm to NAM Singapore, commenced operations in 1988. Accounts managed by NAM Singapore had combined assets under management as of December 30, 2011, of approximately $13.2 billion.

Nomura Asset Management U.K. Limited

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM UK, a wholly-owned subsidiary of NAM Tokyo, to act as the sub-advisor for the International Equity Fund and Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM UK, NAM UK has agreed to (1) exercise investment discretion, including stock selection and order placement responsibility, with respect to the International Equity Fund’s portfolio and the non-Asia and non-Americas portion of the Global Equity Income Fund’s portfolio (2) exercise investment discretion, including stock selection responsibility, for the Americas portion of the Global Equity Income

Fund’s portfolio, and (3) make investment recommendations with regard to the Asia portion of the Global Equity Income Fund’s portfolio. NAM UK, an English corporation with its principal office located at 6th Floor, Nomura House, 1 St. Martin’s-le-Grand, London EC1A 4NT, United Kingdom, provides investment advisory services for European, Middle Eastern and international clients. NIMCO Europe Limited the predecessor firm to NAM UK, commenced operations in 1985. NAM UK had approximately $28.2 billion in assets under management as of December 31, 2011.

With effect from April 1, 2012, the disclosure and chart below replace similar disclosure and chart following the caption “Global Equity Income Fund” on page 68 of the Prospectus:

Two individuals at NAM UK share primary responsibility for managing the Global Equity Income Fund.

Portfolio Managers	Since	Recent Professional Experience
Hideyuki Aoki (Lead)	2008	Managing Director, Head of Equity Investment at NAM UK since April 2012. Chief Fund Manager, Equity Investment Department at NAM Tokyo from 2009 - April 2012. Previously, he worked as a Senior Fund Manager at NAM Tokyo for eight years. He joined NAM Tokyo in 1989 and NAM UK in 2012.

Yoshiaki Saito	2010	Senior Portfolio Manager at NAM UK since April 2012. Senior Fund Manager, Equity Investment Department at NAM Tokyo from 2008 - April 2012. Previously, he worked as a Fund Manager at NAM Tokyo 2003 - 2008. He joined NAM Tokyo in 1998 and NAM UK in 2012

The sub-advisors will make investment decisions using a research team approach. The research team is jointly managed by Mr. Aoki and Mr. Saito. Final authority on all portfolio investments rests with Mr. Aoki.

With effect from April 1, 2012, the disclosure and chart below replace similar disclosure and chart following the caption “International Equity Fund” on pages 69 and 70 of the Prospectus:

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Managers	Since	Recent Professional Experience
Emmanuel Raymond (Lead)	2009	Executive Director, Portfolio Manager, Global Equities and Chairman of the Global Stock Selection Committee since 2011. Prior to his current position he acted as Portfolio Manager, European Equities at NAM UK from 2008 - 2011. Prior to joining NAM UK, he was a Director of the Institut D’Analyse Financière, Paris from 2007 - 2008. From 1997 through 2006, he worked for Merrill Lynch Investment Managers, London. Joining as an Equity Analyst, he became a European Equity Portfolio Manager in 2001.

Michael Russell	2012	Senior Portfolio Manager, Global Equities at NAM UK since 2005. Prior to joining NAM UK, he was a Portfolio Manager at Merrill Lynch Investment Managers from 2000 - 2005. From 1997 through 2005 he worked as Analyst, Equities at Merrill Lynch Investment Managers.

Mr. Raymond is the lead manager for the International Equity Fund, supported by Mr. Russell. Mr. Raymond and Mr. Russell use the resources of a team of portfolio managers and analysts. Each drives decisions for his respective part of the International Equity Fund’s portfolio (e.g., Japan, Pacific Basin ex Japan, emerging markets, and smaller capitalization companies). Mr. Raymond and Mr. Russell jointly decide the allocation of the International Equity Fund and are responsible for final structure.

With effect from May 16, 2012, the following paragraph is added after paragraph 16, on page 75 of the prospectus, under the sub-section entitled “Sales Charge Waivers – Class A Shares” regarding “Initial sales charge on Class A shares will be waived for the following types of purchases:”

17.	Purchases by a broker that sponsors a platform of “self-directed” accounts where clients invest on their own through self-directed investment accounts, provided that (i) the sponsoring broker has a dealer arrangement with the Distributor covering the broker’s self-directed investment accounts and (ii) such arrangement provides that the sponsoring broker receives no portion of the Class A initial sales charge in connection with such purchases, however the sponsoring broker may or may not charge its clients transaction, account and other fees for its services.

INVESTMENT COMPANY ACT FILE NO: 811-01090

NOMURA PARTNERS FUNDS, INC.

GLOBAL EQUITY INCOME FUND

AND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED MARCH 30, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

DATED JANUARY 27, 2012

This Supplement provides new and additional information beyond that which is contained in the SAI. Please keep this Supplement and read it together with the SAI dated January 27, 2012, and other supplements.

With effect from April 1, 2012, the disclosures and chart below replace similar disclosures and chart starting on page 24 of the SAI following the caption “Global Equity Income Fund” within the section entitled “PORTFOLIO MANAGERS”:

Two portfolio managers of NAM UK are primarily responsible for the management of the Global Equity Income Fund: Mr. Hideyuki Aoki and Mr. Yoshiaki Saito.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2011.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hideyuki Aoki	0	9	0	0	0	0
Yoshiaki Saito	0	$2,041,186,284	0	0	0	0

Securities Ownership of Portfolio Managers. As of December 31, 2011, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, the portfolio managers are responsible for multiple accounts. The quantitative scoring generally takes into the performance of each of these accounts, as well as peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, NAM UK will utilize the performance of the MSCI World Index as the benchmark. The performance is determined not only by the performance of the portfolios managed by the portfolio manager, but also by analyzing the quality of the portfolio manager’s contribution to NAM UK, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can represent up to 100% or more of base salary, NAM UK has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio manager’s aggregate cash compensation. For portfolio managers who are members of NAM UK’s Investment Strategy Committee, consideration is also given to their contributions to investment decisions made by the Committee.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where NAM UK has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

With effect from April 1, 2012, the disclosure and chart below replace similar disclosures starting on page 28 of the SAI following the caption “International Equity Fund” within the section entitled “PORTFOLIO MANAGERS”:

Two portfolio managers of NAM UK are primarily responsible for the management of the International Equity Fund: Mr. Emmanuel Raymond and Mr. Michael Russell.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2011 for Mr. Raymond and Mr. Russell.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emmanuel Raymond	0	$1 5,182,000	$1 100,680,000	0	0	0
Michael Russell	0	$1 232,404,958	0	0	0	0

Securities Ownership of Portfolio Managers. As of March 23, 2012 the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. For each portfolio manager listed above, compensation consists of base salary, discretionary bonus and a defined contribution pension plan.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

The defined contribution pension plan is as for all other employees.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, determined as below:

For Mr. Raymond and Mr. Russell the bonus depends on an evaluation of quantitative and qualitative factors. Quantitative factors are tied to the investment performance of specific portfolios with appropriate hurdles set relative to the portfolios’ specific benchmarks. In evaluating performance for the Fund, NAM UK will utilize the performance of the MSCI EAFE Index as the benchmark. Performance is evaluated on a pre-tax basis over one and three years, with an equal weighting given to each. Asset size is not part of the formula, but is considered under the qualitative element. Bonus may consist of cash and shares of Nomura Holdings, Inc.

The defined contribution pension plan is as for all other employees.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM UK has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

INVESTMENT COMPANY ACT FILE NO: 811-01090